Exhibit 99.1

Volkswagen Auto Lease Trust 2004-A						Input
MONTHLY SERVICER CERTIFICATE
For the collection period ended 3-26-2005						PAGE 1

A.	DATES			Begin	End	# days

1	Determination Date				4/18/2005

2	Payment Date				4/20/2005

3	Collection Period			2/27/2005	3/26/2005	28

4	Monthly Interest Period- Actual			3/21/2005	4/19/2005	30

5	Monthly Interest- Scheduled					30

B.	SUMMARY

		Initial Balance	Beginning Balance	Principal Payment	Ending Balance	Note Factor

6	Class A-1 Notes	321,000,000.00	89,791,093.43	39,904,388.39	49,886,705.04	0.1554103
7	Class A-2 Notes	437,000,000.00	437,000,000.00	—	437,000,000.00	1.0000000
8	Class A-3 Notes	326,000,000.00	326,000,000.00	—	326,000,000.00	1.0000000
9	Class A-4a Notes	100,000,000.00	100,000,000.00	—	100,000,000.00	1.0000000
9b	Class A-4b Notes	316,000,000.00	316,000,000.00	—	316,000,000.00	1.0000000
10	Certificates	209,401,709.41	209,401,709.41	—	209,401,709.41	1.0000000

11	Equals: Total Securities	$1,709,401,709.41	$1,478,192,802.84	$39,904,388.39	$1,438,288,414.45

				Per $1000	Principal & Interest	Per $1000
		Coupon Rate	Interest Pmt Due	Face Amount	Payment Due	Face Amount

12	Class A-1 Notes	1.9992%	149,591.96	1.6660000	40,053,980.35	446.0796591
13	Class A-2 Notes	2.4700%	899,491.67	2.0583333	899,491.67	2.4583333
14	Class A-3 Notes	2.8400%	771,533.33	2.3666667	771,533.33	2.3966667
15	Class A-4a Notes	3.0900%	257,500.00	2.5750000	257,500.00	2.5750000
15b	Class A-4b Notes	2.9500%	776,833.33	2.4583333	776,833.33	2.4583333

	Equals: Total Securities		2,854,950.29		42,759,338.68

C.	COLLECTIONS AND AVAILABLE FUNDS

16	Lease Payments Received					27,932,014.08
17	Sales Proceeds - Early Terminations					13,975,326.49
18	Sales Proceeds - Scheduled Terminations					6,002,678.38
19	Security Deposits for Terminated Accounts					67,825.00
20	Excess Wear and Tear Received					23,460.97
21	Excess Mileage Charges Received					31,213.40
22	Other Recoveries Received					175,220.55

23	Subtotal: Total Collections					48,207,738.87

24	Repurchase Payments					—
25	Postmaturity Term Extension					—
25e	Net Swap Receipt - Class A-4b					—
26	Investment Earnings on Collection Account					112,449.83

27	Total Available Funds, prior to Servicer Advances					48,320,188.70

28	Servicer Advance					—

29	Total Available Funds					48,320,188.70

D.	DISTRIBUTIONS

30	Payment Date Advance Reimbursement (Item 71)					—
31	Servicing Fee:
32	Servicing Fee Shortfall from Prior Periods					—
33	Servicing Fee Due in Current Period					1,231,827.34
34	Servicing Fee Shortfall
35	Administration Fee (Servicing and Administrative Fees paid pro rata):
36	Administration Fee Shortfall from Prior Periods					—
37	Administration Fee Due in Current Period					5,000.00
38	Administration Fee Shortfall					—
38e	Net Swap Payment - Class A-4b					32,126.67
38f	Senior Swap Termination Payment (paid pro rata with Noteholder Interest payment)					—
39	Interest Paid to Noteholders					2,854,950.29
40	Subtotal: Remaining Available Funds				44,196,284.40
41	Principal Distribution Amount (Item 59)				39,904,388.39
42	Principal Paid to Noteholders (lesser of Item 40 and Item 41)					39,904,388.39
43	Amount Paid to Reserve Account to Reach Specified Balance					—
43b	Subordinated Swap Termination Payment					—
44	Other Amounts paid to Trustees					—

45	Remaining Available Funds					4,291,896.01

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING REPORT

E.	CALCULATIONS

46	Calculation of Principal Distribution Amount: (Sum of)
47	a) Targeted Principal Distributable Amount:
48	For Current Units: Change in Securitization Value		19,073,041.79
49	For Current Units: Change in Securitization Value for Advanced Payments		—
50	For All Terminated Units: Securitization Value (Beg. of Collection Period)		20,831,046.60
51	For Repurchases: Securitization Value (Beg. Of Collection Period)		—
52	b) Principal Carryover Shortfall from Preceding Payment Date		—
53	c) Additional Amounts to pay in full Notes on or after Final Scheduled Payment Date		—

54	Principal Distribution Amount before Reserve Account Draw Amount		39,904,388.39

55	Remaining Available Funds (Item 40)		44,196,284.40
56	Available Funds Shortfall Amount (If Item 54 > 55, Item 54 less Item 55, else 0)		—
57	Reserve Account Draw Amount (If Item 56 is > 0, Lesser of the Reserve Account Balance and Item 56)		—
58	Principal Carryover Shortfall (If Item 56 > Item 57 less Item 57, else 0)		—

59	Principal Distribution Amount (If Item 56 > 0, Item 57 plus Item 55, else Item 54)		39,904,388.39

60	Calculation of Servicer Advance:
61	Available Funds, prior to Servicer Advances (Item 27)		48,320,188.70
62	Less: Payment Date Advance Reimbursement (Item 71)		—
63	Less: Servicing Fees Paid (Items 32, 33 and 34)		1,231,827.34
64	Less: Administration Fees Paid (Items 36, 37 and 38)		5,000.00
65	Less: Interest Paid to Noteholders (Item 39)		2,887,076.96
66	Less: Principal Paid to Noteholders		39,904,388.49
67	Less: Amount Paid to Reserve Account to Reach Specified Balance		—
68	Less: Subordinated Swap Termination Payments		—
69	Other Amounts paid to Trustees		—

70	Equals: Remaining Available Funds before Servicer Advance (If < Item 54, Available Funds Shortfall)		4,291,896.01
71	Monthly Lease Payments Due on Included Units but not received (N/A if Item 66 > Item 54)		N/A

72	Servicer Advance (If Item 66 < Item 54, lesser of Item 66 minus Item 54 and Item 67, else 0)		—

73	Reconciliation of Servicer Advance:
74	Beginning Balance of Servicer Advance		—
75	Payment Date Advance Reimbursement		—
76	Additional Payment Advances for current period		—

77	Ending Balance of Payment Advance		—

F.	RESERVE ACCOUNT

78	Reserve Account Balances:
79	Specified Reserve Account Balance		51,282,051.28
80	Initial Reserve Account Balance		17,094,017.09

81	Beginning Reserve Account Balance		51,282,051.28
82	Plus: Net Investment Income for the Collection Period		110,285.74

83	Subtotal: Reserve Fund Available for Distribution		51,392,337.02
84	Plus: Deposit of Excess Available Funds (Item 43)		—
85	Less: Reserve Account Draw Amount (Item 57)		—

86	Subtotal Reserve Account Balance		51,392,337.02
87	Less: Excess Reserve Account Funds to Transferor (If Item 82 > Item 75)		110,285.74

88	Equals: Ending Reserve Account Balance		51,282,051.28

89	Change in Reserve Account Balance from Immediately Preceding Payment Date		—

90	Current Period Net Residual Losses:	Units	Amounts
91	Aggregate Securitization Value for Scheduled Terminated Units	501	6,667,798.79
92a	Less: Sales Proceeds for Current Month Scheduled Terminations		(6,041,778.38)
92b	Less: Sales Proceeds/Recoveries for Prior Month Scheduled Terminations		(21,687.50)
93	Less: Excess Wear and Tear Received		(23,460.97)
94	Less: Excess Mileage Received		(31,213.40)

95	Current Period Net Residual Losses/(Gains)	501	549,658.54

96	Cumulative Net Residual Losses:
97	Beginning Cumulative Net Residual Losses	290	274,782.42
98	Current Period Net Residual Losses (Item 91)	501	549,658.54

99	Ending Cumulative Net Residual Losses	791	824,440.96

100	Cumulative Net Residual Losses/(Gains) as a % of Aggregate Initial Securitization Value		0.05%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING REPORT

G.	POOL STATISTICS

			Initial	Current
101	Collateral Pool Balance Data
102	Initial Aggregate Securitization Value		1,709,401,709	1,438,288,414
103	Number of Current Contracts		85,941	79,347
104	Weighted Average Lease Rate		4.96%	4.87%
105	Average Remaining Term		28.67	20.63
106	Average Original Term		44.43	44.40
107	Monthly Prepayment Speed			90.18%

		Units	Book Amount	Securitization Value
108	Pool Balance - Beginning of Period	80,664	1,562,522,826	1,478,192,803
109	Depreciation/Payments		(22,004,319)	(19,073,342)
110	Gross Credit Losses	(89)	(1,588,666)	(1,686,913)
111	Early Terminations	(727)	(13,019,866)	(12,476,335)
112	Scheduled Terminations	(501)	(7,016,513)	(6,667,799)
113	Repurchase/Reallocation	—	—	—

114	Pool Balance - End of Period	79,347	1,518,893,463	1,438,288,414

		Units	Securitization Value	Percentage
115	Delinquencies Aging Profile - End of Period
116	Current	78,559	1,424,638,233	99.05%
117	31 - 90 Days Delinquent	637	10,943,438	0.76%
118	90+ Days Delinquent	151	2,706,744	0.19%

119	Total	79,347	1,438,288,414	100.00%

120	Credit Losses		Units	Percentage
121	Aggregate Securitization Value on charged-off units		(89)	1,686,913
122	Aggregate Liquidation Proceeds on charged-off units			(1,050,085)
123	Recoveries on charged-off-units			(79,322)

124	Current Period Aggregate Net Credit Losses/(Gains)		89	557,505

125	Cumulative Net Credit Losses:
126	Beginning Cumulative Net Credit Losses		180	1,466,305
127	Current Period Net Credit Losses (Item 124)		89	557,505
128	Ending Cumulative Net Residual Losses		269	2,023,811

129	Cumulative Net Credit Losses/(Gains) as a % of Aggregate Initial Securitization Value			0.12%

Volkswagen Auto Lease Trust 2004-A
MONTHLY SERVICING REPORT

SCHEDULED REDUCTION IN AGGREGATE SECURITIZATION VALUE

Scheduled
Payment Date	Reduction (1)

5/20/2005	30,885,736
6/20/2005	23,225,923
7/20/2005	25,116,227
8/20/2005	28,162,165
09/20/2005	42,487,053
10/20/2005	43,931,128
11/20/2005	40,669,435
12/20/2005	44,381,562
1/20/2006	40,864,141
2/20/2006	36,297,338
3/20/2006	36,284,409
4/20/2006	38,399,010
5/20/2006	36,985,373
6/20/2006	31,299,929
7/20/2006	32,403,227
8/20/2006	29,825,008
9/20/2006	46,501,526
10/20/2006	56,522,966
11/20/2006	55,844,286
12/20/2006	55,484,475
1/20/2007	57,363,255
2/20/2007	52,006,308
3/20/2007	48,479,260
4/20/2007	48,031,503
5/20/2007	44,828,272
6/20/2007	38,523,079
7/20/2007	36,472,419
8/20/2007	36,678,290
9/20/2007	36,320,120
10/20/2007	40,218,352
11/20/2007	47,242,450
12/20/2007	37,875,793
1/20/2008	29,202,888
2/20/2008	22,983,053
3/20/2008	7,751,961
4/20/2008	4,967,779
5/20/2008	8,734,696
6/20/2008	20,960,174
7/20/2008	16,446,018
8/20/2008	13,120,198
9/20/2008	9,691,976
10/20/2008	997,519
11/20/2008	984,543
12/20/2008	651,368
1/20/2009	786,259
2/20/2009	521,916
3/20/2009	132,759
4/20/2009	49,132
5/20/2009	83,547
6/20/2009	165,994
7/20/2009	139,777
8/20/2009	186,591
9/20/2009	119,877
10/20/2009	369

Total	1,438,288,414

(1)	This column represents the monthly reduction in the Aggregate Securitization Value, assuming (1) each collection period is a calendar month rather than a fiscal month, (2) timely receipt of all monthly rental payments and sales proceeds, (3) no credit or residual losses and (4) no prepayments (including defaults, purchase option exercises or other early lease terminations). Actual cash flows are likely to vary from these amounts.